SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 6, 2001

                          RIVIERA HOLDINGS CORPORATION
             (exact name of registrant as specified in its charter)


    Nevada                  000-21430                         88-0296885
(State of                  (Commission                      (IRS Employer
Incorporation)             File Number)                    Identification No.)


2901 Las Vegas Boulevard
Las Vegas, Nevada                                                 89109
(Address of principal office)                                  (Zip code)

Registrant's Telephone number,                               (702) 794-9527
    including area code


Item 5. Other Events

On June 6, 2001, Riviera Holdings Corporation announced through a press release the appointment of Major General U.S. Air Force (Ret.) Paul A. Harvey to its Board of Directors effective May 18, 2001.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

             (a) Not Applicable

             (b) Not Applicable

             (c) Exhibits

Exhibit 99        Press Release dated June 6, 2001

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 6, 2001                              RIVIERA HOLDINGS CORPORATION


                                                     By: /s/ Duane Krohn
                                                     Treasurer and CFO

                              EXHIBIT INDEX

         Exhibit

         Number                                      Description

           99 Press Release dated June 6, 2001 the appointment of Major General U.S. Air Force (Ret.) Paul A. Harvey to the Board of Directors of Riviera Holdings Corporation effective May 18, 2001.